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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



                                  Date of Report:
                                  October 26, 1998



                         CHOICES ENTERTAINMENT CORPORATION
               (Exact name of registrant as specified in its charter)


  Delaware                         000-17001                     52-1529536
(State of Incorporation)      (Commission File No.)         (I.R.S. Employer
                                                            Identification No.)

                                10770 Wiles Road
                         Coral Springs Florida   33076
                    (Address of principal executive offices)


                                    954-752-4289
                (Registrant's telephone number, including area code)


                                836 W Trenton Avenue
                                     Suite 205
                         Morrisville, Pennsylvania   19067
           (Former name or former address, if changed since last report)





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ITEM 1.        Changes in Control of Registrant.

Not Applicable.

ITEM 2.        Acquisition or Disposition of Assets.

Not Applicable.

ITEM 3.        Bankruptcy or Receivership.

Not Applicable.

ITEM 4.        Changes in Registrant's Certifying Accountant.

     In a letter dated October 8, 1998, KPMG Peat Marwick LLP ("KPMG") advised Choices Entertainment Corporation (the "Company") that KPMG was terminating the client-auditor relationship with the Company. During the Company's two (2) most recent fiscal years and any subsequent interim period preceding such termination, there were no disagreements between KPMG and the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement(s) in connection with its report. KPMG's accountant's report on the financial statements for the two (2) years ended December 31, 1997, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

     KPMG's auditors' report on the financial statements of the Company and its subsidiaries as of and for the years ended December 31, 1997 and December 31, 1996, contained a separate explanatory paragraph stating that the Company had suffered recurring losses from operations, was in default on certain obligations and had a net working capital deficiency which raise substantial doubts about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
 .

     The Company has not been advised by KPMG that (i) internal controls necessary for the Company to develop reliable financial statements do not exist;
(ii) information has come to KPMG's attention that has led it to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management; (iii) KPMG needs to significantly expand the scope of its audit during such time period; and (iv) information has come to KPMG's attention that what it has concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying

Form 8-K
Page - 2


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financial statements; or (b) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

     A copy of this Report on Form 8-K has been furnished to KPMG pursuant to
Item 304(a)(3) of Regulation S-K under the General Rules and Regulations of the Securities Act of 1933, as amended. The Company has requested KPMG to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the statements made by the Company, and, if
not, stating in which respects it does not so agree.   The Company has requested
any such letter to be submitted to it as promptly as possible so that any such letter may be filed by the Company within ten (10) days following the filing of this Report. Any such letter will be filed by Amendment to this Report within two (2) business days after receipt of such letter.

ITEM 5.        Other Events.

Not Applicable.

ITEM 6.        Resignations of Registrant's Directors.

Not Applicable.

ITEM 7.        Financial Statements, PRO FORMA Financial Information and
               Exhibits.

(a)  Not Applicable.

(b)  Not Applicable

(c)  Exhibits

Exhibit 16 Letter of KPMG Peat Marwick LLP dated October 8, 1998 addressed to George Pursglove of Choices Entertainment Corporation.

ITEM 8.        Change in Fiscal Year.

Not Applicable.

ITEM 9.        Sales of Equity Securities Pursuant to Regulation S.

None.

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                                 INDEX TO EXHIBITS


EXHIBIT NO.         DESCRIPTION OF EXHIBIT

Exhibit 16 Letter of KPMG Peat Marwick LLP dated October 8, 1998 addressed to George Pursglove of Choices
                    Entertainment Corporation.



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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on form 8-K for the report date indicated to be signed on its behalf by the undersigned thereunto duly authorized.

                         CHOICES ENTERTAINMENT CORPORATION

October 26, 1998              /s/       James Sink, Chairman
----------------              --------------------------------------------------
                                                                      (Date)


October 26, 1998              /s/       George D. Pursglove, Director
----------------              --------------------------------------------------
                                                                      (Date)



October 26, 1998              /s/       Thomas Renna, Director
----------------              --------------------------------------------------
                                                                      (Date)




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